Exhibit 99.1

System1, Inc./S1 Holdco LLC
Pro Forma for Disposition of Total Security Limited
Unaudited Statements of Operations

(in thousands)	System1, Inc. QTD 31-Mar-25	System1, Inc. QTD 31-Dec-24	System1, Inc. QTD 30-Sep-24	System1, Inc. QTD 30-Jun-24	System1, Inc. QTD 31-Mar-24	System1, Inc. QTD 31-Dec-23	System1, Inc. QTD 30-Sep-23	System1, Inc. QTD 30-Jun-23	System1, Inc. QTD 31-Mar-23	System1, Inc. QTD 31-Dec-22	System1, Inc. QTD 30-Sep-22	System1, Inc. QTD 30-Jun-22	System1, Inc. Sucessor Period 1.27.22 - 3.31.22	S1 Holdco LLC Predecessor Period 1.1.22 - 1.26.22	S1 Holdco LLC QTD 31-Dec-21	S1 Holdco LLC QTD 30-Sep-21	S1 Holdco LLC QTD 30-Jun-21	S1 Holdco LLC QTD 31-Mar-21
Revenue	74,513	75,594	88,832	94,581	84,917	96,120	87,818	96,914	121,119	140,071	156,895	177,029	138,234	52,712	199,803	171,445	169,579	147,561
Operating cost and expenses:																		
Cost of revenues	46,077	30,894	51,171	55,798	53,698	58,550	50,584	56,656	82,953	97,145	111,217	128,507	101,970	41,507	155,276	128,885	126,167	110,785
Salaries, commissions, and benefits	24,988	25,915	29,177	33,937	24,483	24,608	26,695	27,054	28,148	29,040	30,469	30,249	48,288	31,181	18,715	15,139	17,698	15,195
Selling, general, and administrative	16,574	10,457	10,172	13,989	12,728	12,304	11,808	15,340	14,855	13,869	11,572	12,984	12,407	15,665	14,650	7,936	6,277	6,950
Depreciation and amortization (1)	0	20,232	20,128	19,943	19,804	19,737	19,585	19,689	19,393	19,102	18,924	18,827	12,618	1,000	3,625	3,459	3,112	3,689
Impairment of goodwill	-	-	-	-	-	-	-	-	-	26,636	346,092	-	-	-	-	-	-	-
Total operating costs and expenses	87,639	87,498	110,648	123,667	110,712	115,199	108,673	118,739	145,349	185,791	518,274	190,568	175,283	89,353	192,266	155,419	153,254	136,619
Operating income	(13,127)	(11,903)	(21,816)	(29,086)	(25,795)	(19,079)	(20,855)	(21,825)	(24,230)	(45,720)	(361,379)	(13,538)	(37,049)	(36,641)	7,537	16,026	16,325	10,942
Loss (gain) on fair value of warrants	32	(915)	281	(1,501)	(251)	1,764	(7,482)	2,018	(1,409)	(10,360)	4,489	(4,139)	13,761	-	-	-	-	-
Loss on extinguishment of related-party debt	-	-	-	(433)	(19,676)	1,385	619	-	-	-	-	-	-	-	-	-	-	-
Interest expense	7,085	7,764	7,957	7,871	7,970	11,957	13,053	12,334	11,402	9,692	9,664	7,200	5,054	1,049	4,162	4,184	4,476	4,048
Income (loss) from continuing operations before income tax	(20,244)	(18,752)	(30,054)	(35,023)	(13,839)	(34,185)	(27,045)	(36,176)	(34,224)	(45,052)	(375,532)	(16,599)	(55,864)	(37,690)	3,375	11,842	11,849	6,894
Income tax expense	(387)	(729)	585	(178)	(48)	(8,757)	(1,116)	(6,670)	(3,829)	(15,252)	(77,715)	1,089	(16,803)	(629)	262	475	77	151
Net income (loss) from continuing operations	(19,857)	(18,023)	(30,639)	(34,845)	(13,791)	(25,428)	(25,929)	(29,506)	(30,395)	(29,800)	(297,817)	(17,688)	(39,061)	(37,061)	3,113	11,367	11,772	6,743
Net Income (Loss) Attributable to Noncontrolling Interest	(3,973)	(3,862)	(7,037)	(8,472)	(3,254)	(8,903)	(31,647)	(8,690)	(9,124)	(18,089)	(71,606)	(8,124)	(13,111)	-	-	-	-	-
Gain (loss) from discontinued operations, net of taxes	-	-	-	-	-	(11,105)	(137,207)	(13,484)	(12,533)	(21,040)	(14,146)	(17,850)	(3,923)	-	-	-	-	-
Net income	(15,884)	(14,161)	(23,602)	(26,373)	(10,537)	(27,630)	(131,489)	(34,300)	(33,804)	(32,751)	(240,357)	(27,414)	(29,873)	(37,061)	3,113	11,367	11,772	6,743

(1) Beginning in Q125 deprecation and amortization expense was recorded directly in Cost of revenues and Selling, general, and administrative. See below for an allocation of D&A between the expense items from Q1 24 forward:

Cost of Revenues - D&A	13,050	12,884	12,828	12,709	12,620
SG&A - D&A	7,427	7,348	7,300	7,234	7,183
Total Depreciation & Amortization	20,477	20,232	20,128	19,943	19,804

System1, Inc./S1 Holdco LLC
Pro Forma for Disposition of Total Security Limited
Unaudited Statements of Operations

	System1, Inc.	System1, Inc.	System1, Inc.	System1, Inc.	System1, Inc.	System1, Inc.	Successor + Predecessor Total	Successor + Predecessor Total	Successor + Predecessor Total	S1 Holdco LLC	S1 Holdco LLC	S1 Holdco LLC
(in thousands)	YTD	YTD	YTD	YTD	YTD	YTD	YTD	YTD	YTD	YTD	YTD	YTD
	31-Dec-24	30-Sep-24	30-Jun-24	31-Dec-23	30-Sep-23	30-Jun-23	31-Dec-22	30-Sep-22	30-Jun-22	31-Dec-21	30-Sep-21	30-Jun-21
Revenue	343,925	268,330	179,498	401,971	305,851	218,033	664,941	524,870	367,975	688,389	488,586	317,140
Operating cost and expenses:												
Cost of revenues	191,561	160,667	109,496	248,745	190,194	139,610	480,346	383,201	271,984	521,113	365,837	236,952
Salaries, commissions, and benefits	113,512	87,597	58,420	106,505	81,897	55,202	169,227	140,187	109,718	66,747	48,032	32,893
Selling, general, and administrative	47,346	36,889	26,717	54,307	42,004	30,195	66,496	52,628	41,056	35,813	21,163	13,227
Depreciation and amortization (1)	80,107	59,875	39,747	78,403	58,666	39,081	70,471	51,370	32,446	13,885	10,260	6,801
Impairment of goodwill	-	-	-	-	-	-	372,728	346,092	-	-	-	-
Total operating costs and expenses	432,525	345,028	234,379	487,960	372,761	264,088	1,159,268	973,477	455,203	637,558	445,292	289,873
Operating income	(88,601)	(76,698)	(54,881)	(85,989)	(66,910)	(46,055)	(494,327)	(448,607)	(87,228)	50,831	43,294	27,267
Loss (gain) on fair value of warrants	(2,386)	(1,471)	(1,752)	(5,109)	(6,873)	609	3,751	14,111	9,622	-	-	-
Loss on extinguishment of related-party debt	(20,109)	(20,109)	(20,109)	2,004	619	-	-	-	-	-	-	-
Interest expense	31,562	23,799	15,841	48,746	36,789	23,736	32,659	22,967	13,303	16,870	12,708	8,524
Income (loss) from continuing operations before income tax	(97,668)	(78,916)	(48,862)	(131,630)	(97,445)	(70,400)	(530,737)	(485,685)	(110,153)	33,961	30,586	18,743
Income tax expense	(370)	359	(226)	(20,372)	(11,615)	(10,499)	(109,310)	(94,058)	(16,343)	965	703	228
Net income (loss) from continuing operations	(97,298)	(79,275)	(48,636)	(111,258)	(85,830)	(59,901)	(421,427)	(391,627)	(93,810)	32,996	29,883	18,515
Net Income (Loss) Attributable to Noncontrolling Interest	(22,625)	(18,763)	(11,726)	(58,364)	(49,461)	(17,814)	(110,930)	(92,841)	(21,235)	-	-	-
Gain (loss) from discontinued operations, net of taxes	-	-	-	(174,329)	(163,224)	(26,017)	(56,959)	(35,919)	(21,773)	-	-	-
Net income	(74,673)	(60,512)	(36,910)	(227,222)	(199,593)	(68,104)	(367,456)	(334,705)	(94,348)	32,996	29,883	18,515

(1) Beginning in Q125 deprecation and amortization expense was recorded directly in Cost of revenues and Selling, general, and administrative.

System1, Inc./S1 Holdco LLC
Pro Forma for Disposition of Total Security Limited
Non-GAAP Financials

(in thousands)	System1, Inc. Sucessor Period 31-Mar-25	System1, Inc. Sucessor Period 31-Dec-24	System1, Inc. Sucessor Period 30-Sep-24	System1, Inc. Sucessor Period 30-Jun-24	System1, Inc. Sucessor Period 31-Mar-24	System1, Inc. Sucessor Period 31-Dec-23	System1, Inc. Sucessor Period 30-Sep-23	System1, Inc. Sucessor Period 30-Jun-23	System1, Inc. Sucessor Period 31-Mar-23
Net income (loss) from continuing operations	$ (19,857)	$ (18,023)	$ (30,639)	$ (34,845)	$ (13,791)	$ (25,428)	$ (25,929)	$ (29,506)	$ (30,395)
Income tax expense	(387)	(729)	585	(178)	(48)	(8,757)	(1,116)	(6,670)	(3,829)
Interest expense	7,085	7,764	7,957	7,871	7,970	11,957	13,053	12,334	11,402
Depreciation & amortization	20,477	20,232	20,128	19,943	19,804	19,737	19,585	19,689	19,393
Impairment of goodwill	-	-	-	-	-	-	-	-	-
Other income/expense (1)	(39)	(111)	127	(36)	(97)	187	639	271	(65)
Stock-based compensation and distributions to Members (2)	2,651	4,567	3,783	3,442	3,971	5,842	5,267	4,294	5,832
Revaluation of non-cash warrant liability	32	(915)	281	(1,501)	(251)	1,764	(7,482)	2,018	(1,409)
Loss on Extinguishment of related-party debt	-	-	-	(433)	(19,676)	1,385	619	-	-
Costs related to acquisitions/business combinations	1,034	3,028	7,441	11,854	2,244	3,269	1,710	2,589	3,471
Other costs, including restructuring and legal settlements	1,091	2,067	683	3,810	297	57	1,760	1,087	755
Adjusted EBITDA	$ 12,085	$ 17,880	$ 10,346	$ 9,927	$ 423	$ 10,012	$ 8,105	$ 6,105	$ 5,154

(in thousands)	System1, Inc. Sucessor Period 31-Dec-22	System1, Inc. Sucessor Period 30-Sep-22	System1, Inc. Sucessor Period 30-Jun-22	System1, Inc. Sucessor Period 1.27.22 - 3.31.22	S1 Holdco LLC Predecessor Period 1.1.22 - 1.26.22	S1 Holdco LLC QTD 31-Dec-21	S1 Holdco LLC QTD 30-Sep-21	S1 Holdco LLC QTD 30-Jun-21	S1 Holdco LLC QTD 31-Mar-21
Net income (loss) from continuing operations	$ (29,800)	$ (297,817)	$ (17,688)	$ (39,061)	$ (37,061)	$ 3,113	$ 11,367	$ 11,772	$ 6,743
Income tax expense	(15,252)	(77,715)	1,089	(16,803)	(629)	262	475	77	151
Interest expense	9,692	9,664	7,200	5,054	1,049	4,162	4,185	4,476	4,048
Depreciation & amortization	19,102	18,924	18,827	12,618	1,000	3,625	3,458	3,113	3,689
Impairment of goodwill	26,636	346,092	-	-	-	-	-	-	-
Other income/expense (1)	1,280	(400)	(68)	228	(61)	70	(25)	18	84
Stock-based compensation and distributions to Members (2)	6,867	7,817	7,716	33,511	23,362	3,458	673	3,342	2,118
Revaluation of non-cash warrant liability	(10,360)	4,489	(4,139)	13,761	-	-	-	-	-
Loss on Extinguishment of related-party debt	-	-	-	-	-	-	-	-	-
Costs related to acquisitions/business combinations	4,371	4,242	5,342	10,129	13,162	8,002	2,786	655	1,547
Other costs, including restructuring and legal settlements	1,876	475	353	206	-	4	126	262	428
Adjusted EBITDA	$ 14,413	$ 15,772	$ 18,631	$ 19,644	$ 822	$ 22,696	$ 23,046	$ 23,715	$ 18,809

(1) Non-cash adjustments related to foreign exchange and asset disposals
(2) Comprised of distributions to equity holders and non-cash stock-based compensation

System1, Inc./S1 Holdco LLC
Pro Forma for Disposition of Total Security Limited
Non-GAAP Financials

(in thousands)	System1, Inc. YTD 31-Dec-24	System1, Inc. YTD 30-Sep-24	System1, Inc. YTD 30-Jun-24	System1, Inc. YTD 31-Dec-23	System1, Inc. YTD 30-Sep-23	System1, Inc. YTD 30-Jun-23	Successor + Predecessor Total YTD 31-Dec-22	Successor + Predecessor Total YTD 30-Sep-22	Successor + Predecessor Total YTD 30-Jun-22	S1 Holdco LLC YTD 31-Dec-21	S1 Holdco LLC YTD 30-Sep-21	S1 Holdco LLC YTD 30-Jun-21
Net income (loss) from continuing operations	$ (97,298)	$ (79,275)	$ (48,636)	$ (111,258)	$ (85,830)	$ (59,901)	$ (421,427)	$ (391,627)	$ (93,810)	$ 32,996	$ 29,883	$ 18,515
Income tax expense	(370)	359	(226)	(20,372)	(11,615)	(10,499)	(109,310)	(94,058)	(16,343)	965	703	228
Interest expense	31,562	23,799	15,841	48,746	36,789	23,736	32,659	22,967	13,303	16,871	12,709	8,524
Depreciation & amortization	80,107	59,875	39,747	78,403	58,666	39,081	70,471	51,370	32,446	13,884	10,259	6,801
Impairment of goodwill	-	-	-	-	-	-	372,728	346,092	-	-	-	-
Other income/expense (1)	(117)	(6)	(133)	1,032	845	206	978	(301)	98	147	76	102
Stock-based compensation and distributions to Members (2)	15,763	11,197	7,413	21,235	15,393	10,126	79,273	72,406	64,589	9,591	6,133	5,460
Revaluation of non-cash warrant liability	(2,386)	(1,471)	(1,752)	(5,109)	(6,873)	609	3,751	14,111	9,622	-	-	-
Loss on Extinguishment of related-party debt	(20,109)	(20,109)	(20,109)	2,004	619	-	-	-	-	-	-	-
Costs related to acquisitions/business combinations	24,567	21,539	14,098	11,039	7,770	6,060	37,247	32,875	28,633	12,991	4,989	2,202
Other costs, including restructuring and legal settlements	6,857	4,790	4,107	3,658	3,601	1,841	2,910	1,034	559	821	817	691
Adjusted EBITDA	$ 38,577	$ 20,697	$ 10,350	$ 29,377	$ 19,365	$ 11,259	$ 69,281	$ 54,868	$ 39,097	$ 88,265	$ 65,569	$ 42,524

(1) Non-cash adjustments related to foreign exchange and asset disposals
(2) Comprised of distributions to equity holders and non-cash stock-based compensation

Exhibit 99.1

Non-Financial Metrcis
(In thousands except ratios)

O&O Advertising	QTD 31-Mar-25	QTD 31-Dec-24	QTD 30-Sep-24	QTD 30-Jun-24	QTD 31-Mar-24	QTD 31-Dec-23	QTD 30-Sep-23	QTD 30-Jun-23	QTD 31-Mar-23
Revenue	$ 57,921	$ 64,705	$ 70,798	$ 77,397	$ 69,030	$ 79,422	$ 66,186	$ 77,300	$ 106,025
Advertising Spend (1)	$ 30,143	$ 32,743	$ 44,391	$ 50,019	$ 46,567	$ 52,820	$ 42,301	$ 49,711	$ 76,186
Direct Adjusted Gross Profit	$ 27,778	$ 31,963	$ 26,406	$ 27,377	$ 22,462	$ 26,602	$ 23,886	$ 27,589	$ 29,839
O&O Sessions (2)	1,283,272	1,898,758	2,070,074	2,004,923	1,209,083	1,060,326	921,512	819,813	1,026,262
O&O CPS (3)	$ 0.02	$ 0.02	$ 0.02	$ 0.02	$ 0.04	$ 0.05	$ 0.05	$ 0.06	$ 0.07
O&O RPS (4)	$ 0.05	$ 0.03	$ 0.03	$ 0.04	$ 0.06	$ 0.07	$ 0.07	$ 0.09	$ 0.10
Spread	92%	98%	59%	55%	48%	50%	56%	55%	39%
Partner Network									
Revenue	$ 16,592	$ 10,889	$ 18,035	$ 17,184	$ 15,888	$ 16,698	$ 21,632	$ 19,614	$ 15,093
Agency Fees (5)	$ 1,629	$ (3,508)	$ 4,981	$ 3,694	$ 4,968	$ 3,614	$ 6,320	$ 4,806	$ 4,876
Direct Adjusted Gross Profit	$ 14,963	$ 14,397	$ 13,054	$ 13,489	$ 10,919	$ 13,084	$ 15,312	$ 14,808	$ 10,217
Network Sessions (6)	1,708,198	1,861,490	2,318,513	2,052,037	1,545,162	1,270,965	894,179	676,763	448,287
Network CPS (7)	$ 0.00	$ (0.00)	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.01	$ 0.01	$ 0.01
Network RPS (8)	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.02	$ 0.03	$ 0.03

O&O Advertising	QTD 31-Dec-22	QTD 30-Sep-22	QTD 30-Jun-22	QTD 31-Mar-22	QTD 31-Dec-21	QTD 30-Sep-21	QTD 30-Jun-21	QTD 31-Mar-21
Revenue	$ 127,867	$ 143,600	$ 157,952	$ 176,133	$ 190,035	$ 162,606	$ 160,817	$ 139,426
Advertising Spend (1)	$ 92,785	$ 106,340	$ 121,153	$ 137,948	$ 152,653	$ 126,404	$ 123,244	$ 107,298
Direct Adjusted Gross Profit	$ 35,082	$ 37,261	$ 36,799	$ 38,186	$ 37,383	$ 36,202	$ 37,572	$ 32,128
O&O Sessions (2)	1,042,908	1,077,915	1,012,761	975,025	999,975	859,392	766,293	741,122
O&O CPS (3)	$ 0.09	$ 0.10	$ 0.12	$ 0.14	$ 0.15	$ 0.15	$ 0.16	$ 0.14
O&O RPS (4)	$ 0.12	$ 0.13	$ 0.16	$ 0.18	$ 0.19	$ 0.19	$ 0.21	$ 0.19
Spread	38%	35%	30%	28%	24%	29%	30%	30%
Partner Network								
Revenue	$ 12,204	$ 13,295	$ 19,077	$ 14,812	$ 9,768	$ 8,840	$ 8,763	$ 8,135
Agency Fees (5)	$ 2,535	$ 2,994	$ 5,170	$ 3,387	$ -	$ -	$ -	$ -
Direct Adjusted Gross Profit	$ 9,669	$ 10,301	$ 13,908	$ 11,425	$ 9,768	$ 8,840	$ 8,763	$ 8,135
Network Sessions (6)	375,605	364,196	361,432	308,805	289,331	297,142	321,934	338,960
Network CPS (7)	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ -	$ -	$ -	$ -
Network RPS (8)	$ 0.03	$ 0.04	$ 0.05	$ 0.05	$ 0.03	$ 0.03	$ 0.03	$ 0.02

Adjusted Partner Network CPS and RPS	QTD 31-Dec-24	QTD 30-Sep-24	QTD 30-Jun-24	QTD 31-Mar-24
Revenue (9)	$ 16,364	$ 15,099	$ 15,611	$ 14,920
Agency Fees (5), (9)	$ 1,967	$ 2,046	$ 2,122	$ 4,001
Direct Adjusted Gross Profit	$ 14,397	$ 13,054	$ 13,489	10,919
Network Sessions (6)	1,861,490	2,318,513	2,052,037	1,545,162
Network CPS (7)	$ 0.00	$ 0.00	$ 0.00	0.00
Network RPS (8)	$ 0.01	$ 0.01	$ 0.01	0.01

(1) Advertising spend is the amount of advertising that is spent to acquire traffic to Owned & Operated websites
(2) O&O sessions are the total number of monetizable user visits to Owned & Operated websites
(3) CPS is advertising spend divided by O&O Sessions
(4) RPS is O&O Revenue divided by O&O Sessions
(5) Agency fees are the amount of costs for agencies acquiring traffic to Owned & Operated websites
(6) Network sessions are the number of monetizable user visits delivered by network partners to RAMP
(7) CPS is agency fees divided by Network Sessions
(8) RPS is Partner Network revenue divided by Network Sessions
(9) Revenue and Agency fees adjustment for Q4 24 out-of-period adjustment related to gross versus net revenue classification. Adjustment adjusts historical revenue and agency fees for the period in which the adjustment occured.

Exhibit 99.1

Non-Financial Metrcis
(In thousands except ratios)

O&O Advertising	YTD 31-Dec-24	YTD 30-Sep-24	YTD 30-Jun-24	YTD 31-Dec-23	YTD 30-Sep-23	YTD 30-Jun-23	YTD 31-Dec-22	YTD 30-Sep-22	YTD 30-Jun-22	YTD 31-Dec-21	YTD 30-Sep-21	YTD 30-Jun-21
Revenue	$ 281,929	$ 217,224	$ 146,426	$ 328,934	$ 249,512	$ 183,325	$ 605,552	$ 477,686	$ 334,085	$ 652,884	$ 462,848	$ 300,242
Advertising Spend (1)	$ 173,721	$ 140,978	$ 96,587	$ 221,018	$ 168,198	$ 125,897	$ 458,225	$ 365,440	$ 259,100	$ 509,599	$ 356,946	$ 230,542
Direct Adjusted Gross Profit	$ 108,209	$ 76,246	$ 49,839	$ 107,916	$ 81,314	$ 57,428	$ 147,328	$ 112,246	$ 74,985	$ 143,284	$ 105,902	$ 69,700
O&O Sessions (2)	7,182,838	5,284,080	3,214,006	3,827,913	2,767,587	1,846,075	4,108,610	3,065,702	1,987,786	3,366,783	2,366,807	1,507,415
O&O CPS (3)	$ 0.02	$ 0.03	$ 0.03	$ 0.06	$ 0.06	$ 0.07	$ 0.11	$ 0.12	$ 0.13	$ 0.15	$ 0.15	$ 0.15
O&O RPS (4)	$ 0.04	$ 0.04	$ 0.05	$ 0.09	$ 0.09	$ 0.10	$ 0.15	$ 0.16	$ 0.17	$ 0.19	$ 0.20	$ 0.20
Spread	62%	54%	52%	49%	48%	46%	32%	31%	29%	28%	30%	30%
Partner Network												
Revenue	$ 61,995	$ 51,106	$ 33,072	$ 73,037	$ 56,339	$ 34,708	$ 59,389	$ 47,185	$ 33,890	$ 35,505	$ 25,738	$ 16,898
Agency Fees (5)	$ 10,136	$ 13,644	$ 8,663	$ 19,617	$ 16,003	$ 9,683	$ 14,087	$ 11,551	$ 8,557	$ -	$ -	$ -
Direct Adjusted Gross Profit	$ 51,859	$ 37,462	$ 24,409	$ 53,420	$ 40,337	$ 25,025	$ 45,302	$ 35,633	$ 25,333	$ 35,505	$ 25,738	$ 16,898
Network Sessions (6)	7,777,202	5,915,712	3,597,199	3,290,193	2,019,228	1,125,049	1,410,037	1,034,433	670,237	$ 1,247,366	958,035	660,894
Network CPS (7)	$ 0.00	$ 0.00	$ 0.00	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ -	$ -	$ -
Network RPS (8)	$ 0.01	$ 0.01	$ 0.01	$ 0.02	$ 0.03	$ 0.03	$ 0.04	$ 0.05	$ 0.05	$ 0.03	$ 0.03	$ 0.03

Adjusted Partner Network CPS and RPS	
Revenue (9)	$ 61,995
Agency Fees (5), (9)	$ 10,136
Direct Adjusted Gross Profit	$ 51,859
Network Sessions (6)	7,777,202
Network CPS (7)	$ 0.00
Network RPS (8)	$ 0.01

(1) Advertising spend is the amount of advertising that is spent to acquire traffic to Owned & Operated websites
(2) O&O sessions are the total number of monetizable user visits to Owned & Operated websites
(3) CPS is advertising spend divided by O&O Sessions
(4) RPS is O&O Revenue divided by O&O Sessions
(5) Agency fees are the amount of costs for agencies acquiring traffic to Owned & Operated websites
(6) Network sessions are the number of monetizable user visits delivered by network partners to RAMP
(7) CPS is agency fees divided by Network Sessions
(8) RPS is Partner Network revenue divided by Network Sessions
(9) Revenue and Agency fees adjustment for Q4 24 out-of-period adjustment related to gross versus net revenue classification. Adjustment adjusts historical revenue and agency fees for the period in which the adjustment occured.